                                                             Exhibit 10

                   NAVISTAR FINANCIAL SECURITIES CORPORATION
                              MATERIAL CONTRACTS

The following material contracts of Navistar Financial Securities Corporation are incorporated herein by reference:

10.1    Pooling  and  Servicing  Agreement  dated  as of  June 8,  1995,  among
        Navistar  Financial  Corporation,   as  Servicer,   Navistar  Financial
        Securities  Corporation,  as Seller,  The Chase Manhattan Bank, as 1990
        Trust  Trustee,  and The Bank of New  York,  as Master  Trust  Trustee.
        Filed as Exhibit 4.1 to  Navistar  Financial  Securities  Corporation's
        Form  8-k  dated  December  12,  2003.   Filed  on   Registration   No.
        333-102345 and 333-32960.

10.2    Purchase   Agreement  dated  as  of  June  8,  1995,  between  Navistar
        Financial  Corporation and Navistar Financial  Securities  Corporation,
        as Purchaser,  with respect to the Dealer Note Master  Trust.  Filed on
        Registration No. 333-102345 and 333-32960.

10.3    Series 1995-1  Supplement to the Pooling and Servicing  Agreement dated as of June 8, 1995, among Navistar Financial Corporation,  as Servicer,
        Navistar Financial Securities  Corporation,  as Seller, and The Bank of
        New York,  as Master  Trust  Trustee  on  behalf of the  Series  1995-1
        Certificateholders.   Filed  as  Exhibit  4.1  to  Navistar   Financial
        Securities  Corporation's  Form 8-K dated  December  4, 2003.  Filed on
        Registration No. 333-102345 and 333-32960.

10.4    Series 1998-1  Supplement to the Pooling and Servicing  Agreement dated
        as  of  July  17,  1998,  among  Navistar  Financial  Corporation,   as
        Servicer,  Navistar Financial  Securities  Corporation,  as Seller, and
        the Bank of New York,  as Master Trust  Trustee on behalf of the Series
        1998-1  Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial
        Securities  Corporation's  Form 8-K dated  December  4, 2003.  Filed on
        Registration No. 333-30737.

10.5    Certificate  Purchase  Agreement dated as of January 28, 2000,  between
        Navistar  Financial  Securities   Corporation,   as  seller,   Navistar
        Financial Corporation, as Servicer,  Receivable Capital Corporation, as
        the  Conduit  Purchaser,  Bank of  America,  National  Association,  as
        administrative Agent for the Purchasers,  and Bank of America, National
        Association,  as a  Committed  Purchaser.  Filed as Exhibit 1.1 on Form
        8-K dated February 24, 2000.  Filed on Registration No. 333-30737.

10.6    Series 2000-1  Supplement to the Pooling and Servicing  Agreement dated
        as  of  July  13,  2000,  among  Navistar  Financial  Corporation,   as
        Servicer,  Navistar Financial  Securities  Corporation,  as Seller, and
        the Bank of New York,  as Master Trust  Trustee on behalf of the Series
        2000-1  Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial
        Securities  Corporation's  Form  8-K  dated  July  14,  2000.  Filed on
        Registration No. 333-32960.

10.7    Series 2003-1  Supplement to the Pooling and Servicing  Agreement dated
        as  of  July  13,  2003,  among  Navistar  Financial  Corporation,   as
        Servicer,  Navistar Financial  Securities  Corporation,  as Seller, and
        the Bank of New York,  as Master Trust  Trustee on behalf of the Series
        2003-1  Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial
        Securities  Corporation's  Form  8-K  dated  July  11,  2003.  Filed on
        Registration No. 333-102345 and 333-32960.